UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 8, 2026

Date of Report (Date of earliest event reported)

Linkhome Holdings Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-42652	93-4316797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17901 Von Karman Ave, Ste 450 Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 680-9158

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001	LHAI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 8, 2026, Linkhome Holdings Inc. (the “Company” or “Linkhome”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Constant Investments, Inc., a Texas corporation doing business as Mortgage One Group (the “Target”), and Jun Choi and Richard Tak, the sole shareholders of the Target (the “Sellers”). Pursuant to the Stock Purchase Agreement, Linkhome will acquire from the Sellers all of the issued and outstanding shares of the Target, resulting in Linkhome owning 100% of the Target’s shares.

The aggregate consideration for the acquisition consists of the issuance by Linkhome of 300,000 shares of its common stock, par value $0.001 per share (the “Stock Consideration”) to the Sellers at closing, together with the Sellers’ right to receive an earnout of up to $750,000 in cash (the “Earnout Cap”), contingent on the post-closing performance of the Target’s mortgage origination business over a two-year period. The Stock Consideration will be issued as “restricted securities” in accordance with Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506(b) of Regulation D promulgated thereunder. The earnout, if and to the extent earned, will be calculated at a rate of twenty-five (25) basis points (0.25%) of funded loan volume originated by the Target during the two-year period following the closing, subject to the Earnout Cap and conditions as set forth in the Stock Purchase Agreement.

In connection with the transaction, Linkhome has also agreed to entered into consulting agreements with each of the Sellers (the “Consulting Agreements”), under which the Sellers will provide transition support, business continuity, and operational assistance during the two-year period following closing (the “Transition Period”). As compensation for these services, the Sellers will receive in the aggregate $250,000 in cash as consulting compensation, payable in equal monthly installments over the Transition Period. The Consulting Compensation is subject to the terms and conditions set forth in the Consulting Agreements, which are being entered into concurrently with closing.

Additionally, as a condition to closing, each Seller will execute a restrictive covenant agreement in a form reasonably acceptable to Linkhome (each a “Restrictive Covenant Agreement”). The Restrictive Covenant Agreements will include customary non-competition, non-solicitation, and confidentiality covenants that restrict the Sellers’ ability to compete with the acquired business, solicit employees or customers, or disclose confidential information for specified periods following the closing.

The Stock Purchase Agreement contains customary representations, warranties, covenants, and indemnities of the parties, including non-competition and non-solicitation provisions applicable to the Sellers. The closing of the transaction is subject to customary closing conditions and is expected to be on or before May 31, 2026 (the “Closing Date”), subject to satisfaction of closing conditions.

On May 12, 2026, Linkhome, the Target, and the Sellers entered into Amendment No. 1 to the Stock Purchase Agreement (the “Amendment”). The Amendment extends the target Closing Date to July 1, 2026. The Amendment also clarifies that completion of the Buyer’s second-round financing is not a condition to the Sellers’ obligations to close.

A copy of the Stock Purchase Agreement is filed as Exhibit 10.1 and a copy of the Amendment is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Stock Purchase Agreement and the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement and the Amendment.

Item 7.01 Regulation FD Disclosure.

On May 12, 2026, the Company issued a press release announcing the Company’s entry into the Stock Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 (including the exhibits) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act, or the Exchange Act.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements for purposes of the safe harbor provisions under the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, among others, statements regarding the expected closing and operational effectiveness of the proposed acquisition; anticipated benefits, synergies, and opportunities of the transaction; integration plans and timing; expectations regarding the deployment and impact of artificial intelligence in mortgage operations; the nationwide expansion of Linkhome’s housing finance programs, including its Cash Offer and Buy Before Sell programs; planned applications for additional state mortgage licenses; and the future business, financial condition, and operating results of Linkhome and the combined company. In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “should,” “design,” “target,” “aim,” “hope,” “expect,” “could,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “continue,” “predict,” “project,” “potential,” “goal,” or other words that convey the uncertainty of future events or outcomes. These statements relate to future events or to Linkhome Holdings Inc.’s future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause Linkhome Holdings Inc.’s actual results, levels of activity, performance, or achievements to be different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Linkhome Holdings Inc.’s control and which could, and likely will, affect actual results, levels of activity, performance or achievements. Some of the risks and uncertainties, although not all risks and uncertainties, that could cause the Company’s actual results to differ materially from those presented in its forward-looking statements are set forth in the “Risk Factors” section in the Company’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and all of its other filings with the U.S. Securities and Exchange Commission, as such risks, uncertainties and other important factors may be updated from time to time in the Company’s subsequent reports. Any forward-looking statement reflects Linkhome Holdings Inc.’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to Linkhome Holdings Inc.’s operations, results of operations, growth strategy and liquidity.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Stock Purchase Agreement, dated May 8, 2026, by and among Linkhome Holdings Inc., Constant Investments, Inc. and Jun Choi and Richard Tak.
10.2	Amendment No. 1 to Stock Purchase Agreement, dated May 12, 2026, by and among Linkhome Holdings Inc., Constant Investments, Inc. and Jun Choi and Richard Tak.
99.1	Press release dated May 12, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2026

Linkhome Holdings Inc.

By:	/s/ Bill Qin
Name:	Bill Qin
Title:	Chief Executive Officer

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